                                                                   EXHIBIT 10.42




                                    SUBLEASE


                                     BETWEEN


                            LUCENT TECHNOLOGIES INC.,

                                   SUBLANDLORD



                                       and


                                   AVIGEN INC.

                                    SUBTENANT




                  1201 Harbor Bay Parkway, Alameda, California





                             Dated: February 1, 2000

                                     * * * *


        The mailing, delivery or negotiation of this Sublease shall not be deemed an offer to enter into any transaction or to enter into any other relationship, whether on the terms contained herein or on any other terms. This Sublease shall not be binding nor shall either party have any obligations or liabilities or any rights with respect thereto, or with respect to the premises, unless and until both parties have executed and delivered this Sublease and the Prime Landlord has consented in writing to this Sublease. Until such execution and delivery of, and consent to this Sublease, either party may terminate all negotiation and discussion of the subject matter hereof, without cause and for any reason, without recourse or liability.

                                     * * * *

                                Table of Contents


                                                                                Page
                                                                                ----
1.  SUBLEASE.......................................................................2

2.  PARKING........................................................................3

3.  PRIME LEASE....................................................................3

4.  DEFINITIONS....................................................................6

5.  PRIME LANDLORD.................................................................6

6.  TERM...........................................................................7

7.  RENT/SECURITY DEPOSIT..........................................................8

8.  Intentionally Deleted.........................................................11

9.  Intentionally Deleted.........................................................11

10.  USE AND CONDITION OF SUBLEASED PREMISES......................................11

11.  ALTERATIONS..................................................................14

12.  REPAIRS AND MAINTENANCE......................................................17

13.  UTILITIES AND SERVICES.......................................................17

14.  ASSIGNMENT AND SUBLEASING....................................................18

15.  INSURANCE....................................................................18

16.  SIGNS - BUILDING DIRECTORY...................................................19

17.  COMPLIANCE WITH LAWS.........................................................19

18.  NON-BINDING MEDIATION........................................................22

19.  ESTOPPEL CERTIFICATES........................................................23

20.  SUBORDINATION................................................................24

21.  CASUALTY AND CONDEMNATION....................................................24

22.  CONSENT OR APPROVAL OF PRIME LANDLORD........................................24



                                      (i)

                                                                                Page
                                                                                ----
23.  NOTICES......................................................................25

24.  BROKERS......................................................................26

25.  SUBLANDLORD'S AND SUBTENANT'S POWER TO EXECUTE...............................26

26.  CONSENT TO SUBLEASE BY PRIME LANDLORD........................................26

27.  HOLDOVER.....................................................................27

28.  DEFAULT AND REMEDIES.........................................................27

29.  ENTIRE AGREEMENT.............................................................29

30.  TABLE OF CONTENTS - CAPTIONS.................................................29

EXHIBIT A    Description of Subleased Premises....................................

EXHIBIT B    Intentionally Deleted................................................

EXHIBIT C    Prime Lease..........................................................



                                      (ii)

                                    SUBLEASE

        This Sublease is dated for reference purposes as of this 1st day of February, 2000 and entered into by and between LUCENT TECHNOLOGIES INC., a Delaware corporation, with offices at 475 South Street, Morristown, New Jersey 07962, (hereinafter "Sublandlord") and AVIGEN, INC., a Delaware corporation, with offices at 1201 Harbor Bay Parkway, Suite 1000, Alameda, California 94502 (hereinafter "Subtenant").

                             INTRODUCTORY STATEMENTS

        A. By Lease dated June 1, 1998 (the "Prime Lease") ARE-1201 HARBOR BAY, LLC, a Delaware limited liability company (the "Prime Landlord") leased to ASCEND COMMUNICATIONS, INC., a Delaware corporation ("Ascend"), certain portions of the building located at 1201 Harbor Bay Parkway, Alameda, California (hereinafter called the "Building").

        B. Sublandlord acquired Ascend on January 12, 1999 and was assigned all of Ascend's rights and benefits under the Prime Lease as part of the acquisition.

        C. Sublandlord has agreed to sublet to, and Subtenant has agreed to sublet from Sublandlord, certain portions of the Building.



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

        D. The parties desire to enter into this Sublease defining their respective rights, duties and liabilities relating to the Subleased Premises (defined below).

                                   WITNESSETH

        NOW THEREFORE, Sublandlord and Subtenant, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each with intent to be legally bound, for themselves and their respective successors and assigns, agree as follows:

        1.     SUBLEASE

        Sublandlord, for and in consideration of the Subtenant's payment of the rent and performance of the covenants contained in this Sublease, does hereby demise and lease to Subtenant, on the dates set forth below, the following portions of the Building:

        Date                                Portion of Building
        ----                                -------------------
        Phase I                             15,348 square feet of Suite 150 of
        Commencement Date:                  the Building, as shown on the floor
        (as defined below)                  plan which is attached hereto as Exhibit A,
                                            referred to hereinafter as "Phase I"

        Phase II                            7,000 square feet of Suite 150 of
        Commencement Date:                  the Building, as shown on the floor

        (as defined below)                  plan which is attached hereto as Exhibit A,
                                            referred to hereinafter as "Phase II"

The term "Subleased Premises" as used hereinafter shall refer to Phase I until the Phase II Commencement Date, after which date the term "Subleased Premises" shall refer to both Phase I and Phase II. Subtenant shall have the non-exclusive right to use all Common Areas as defined and depicted in the Prime Lease during the term of this Sublease.

        The restrooms serving Phase I and Phase II are located in Phase I. Subtenant agrees that until the Phase II Commencement Date Sublandlord and its employees and agents shall at all times have unrestricted access through Phase I in order to use these restrooms. Phase I and Phase II combined, represent all of the space that Sublandlord leases pursuant to the Prime Lease.

        2.     PARKING

        Subtenant shall be entitled to use three and one half parking spaces per one thousand rentable square feet of space (3.5/1,000 rsf) without additional charge in the Common Areas. Subtenant acknowledges that its right to use the parking spaces located in the Common Area is on a non-exclusive and non-reserved basis.

        3.     PRIME LEASE

        (a) A true copy of the Prime Lease is attached hereto as Exhibit C. For purposes of this Sublease, the term "Prime Lease" shall include the lease amendments contained in the Consent to Sublease dated as of February 10, 2000 among Prime Landlord, Sublandlord and Subtenant (the "Consent to Sublease"). Where not expressly inconsistent with the terms hereof, this Sublease shall be subject and subordinate to all of the terms and conditions contained in the Prime Lease as said terms and conditions affect the Subleased Premises, and all of the terms and conditions of the Prime Lease, except as otherwise set forth herein, are hereby incorporated into this Sublease and shall be binding upon Subtenant and Sublandlord with respect to the Subleased Premises to the same extent as if Subtenant were named as tenant and Sublandlord to the same extent as if Sublandlord were named as landlord under the Prime Lease. For purposes of this Sublease, references in the Prime Lease to the "Term" shall mean the Term of this Sublease and references to the "Demised Premises" in the Prime Lease shall mean the Subleased Premises. Upon the expiration or earlier termination of the Prime Lease, this Sublease and Subtenant's right to use and occupy the Subleased Premises shall immediately terminate. Except as otherwise provided herein, when any fraction, factor or formula, which is based on the number of square feet leased, is expressed in the Prime Lease, it will be adjusted by substituting the number of square feet of the Subleased Premises for the number of square feet of the Demised Premises leased in the Prime Lease.

        (b) Subtenant agrees that it shall not do or omit to do anything which would result in a default under the Prime Lease, and Subtenant agrees to indemnify, defend and hold Sublandlord, its officers, directors, employees and agents, and each of their respective successors and assigns, harmless from and against all claims, demands or liabilities resulting from Subtenant's breach, violation or nonperformance of any of provisions of the Prime Lease, as incorporated herein. With the exceptions set forth herein, Subtenant shall be entitled to all of the rights and privileges of the Sublandlord as tenant under the terms of the Prime Lease with respect to the Subleased Premises. The following provisions of the Prime Lease shall not be incorporated into this
Sublease: Sections 1.1 (except 1.1.1, 1.1.2 and 1.1.5), 1.2, 3, 4, 5, 6, 7, 8,
9, 11, 22, 23, 28 and 42, Right to Extend Addendum, and Exhibits B, D and F. Additionally, references in the following sections to Landlord shall be deemed to refer to Prime Landlord only: 30.1, 30.2, 31, 33 and 35.

        (c) Sublandlord represents to Subtenant that the Prime Lease is in full force and effect, and that no default or event that, with the passing of time or the giving of notice or both, would constitute a default, exists on the part of Sublandlord, or, to Sublandlord's knowledge, the Prime Landlord. Sublandlord agrees to maintain the Prime Lease in full force and effect, except to the extent that any failure to maintain the Prime Lease is due to the failure of Subtenant to comply with any of its obligations under this Sublease. Sublandlord shall not amend or modify the Prime Lease in such a manner as to materially adversely affect Subtenant's use of the Subleased Premises or increase the obligations or decrease the rights of Subtenant hereunder, without the prior written consent of Subtenant, which may be granted or withheld at Subtenant's sole discretion.

        4.     DEFINITIONS

        All terms not expressly defined in this Sublease shall have the meanings given to them in the Prime Lease.

        5.     PRIME LANDLORD

        Subtenant agrees to look solely to the Prime Landlord, and not to Sublandlord, for the performance of services and obligations which are the obligations of Prime Landlord under the Prime Lease with respect to the Subleased Premises. At Subtenant's expense and written request, Sublandlord will, at its election, either (i) exercise commercially reasonable efforts, at Subtenant's sole cost and expense, to cause Prime Landlord to perform such obligations, or (ii) assign its rights to enforce the terms of the Prime Lease against Prime Landlord to Subtenant such that Subtenant can pursue enforcement efforts directly against Prime Landlord (the matters discussed in clauses (i) and (ii) being "Enforcement Efforts"). Provided that Sublandlord undertakes Enforcement Efforts, Subtenant hereby releases

Sublandlord from any and all loss, cost, expense, liability, claims or causes of action that Subtenant may have or hereafter acquire against Sublandlord as a result of the failure of Prime Landlord to perform any services or obligations that it is obligated to perform under the Prime Lease.

        6.     TERM

        The term of this Sublease (the "Term") shall commence on the dates set forth below and shall end, as to both Phase I and Phase II, on June 30, 2003 (the "Expiration Date"):

        Phase                               Phase Commencement Date
        -----                               -----------------------
        Phase I                             Approximately February 1, 2000

        Phase II                            Approximately August 1, 2000.

The "Phase I Commencement Date" and the "Phase II Commencement Date" shall occur when Sublandlord has delivered exclusive possession of Phase I and Phase II, respectively, to Subtenant in the condition required under this Sublease. The commencement dates for Phase I and Phase II set forth above are approximate dates and Sublandlord shall not be subject to any liability to Subtenant, nor shall Subtenant be entitled to terminate this Sublease, if it fails to deliver possession of the Subleased Premises to Subtenant on the approximate dates set forth above.

Notwithstanding anything to the contrary contained herein, if the Phase I Commencement Date, or the Phase II Commencement Date have not occurred before April 1, 2000 and October 1, 2000, then Subtenant shall have the right thereafter to cancel this Sublease with respect to such Phase I and/or Phase II space, and upon such cancellation, Sublandlord shall return all sums theretofore deposited or prepaid by Subtenant to Sublandlord, and neither party shall have any further liability to the other.

        7.     RENT/SECURITY DEPOSIT

        a. The basic rent ("Monthly Basic Rent") during the Term hereunder shall be as set forth below:

        Months                              Monthly Basic Rent
        ------                              ------------------
        Phase I Commencement Date -
        the day immediately preceding
        the Phase II Commencement Date
        (anticipated to be 07/31/00)           $14,580.80

        Phase II Commencement Date
        (anticipated to be 08/01/00) -
        02/09/01                               $21,230.60

        02/10/01 - 06/30/03                    $23,465.40

The Monthly Basic Rent shall be payable in lawful money of the United States of America, in advance on the first day of each calendar month during the Term, except that a proportionately lesser sum may be paid for the first and last months of the Term of this Sublease if the Term commences on a date other than the first day of the month or ends on other than the last day of a month. Subtenant shall pay Sublandlord, concurrently with the execution of this Sublease, the sum of $14,680.80, which represents the Monthly Basic Rent due for the first month of the Term of this Sublease. If the Phase I Commencement Date occurs on other than the first day of a month, then the $14,680.80 shall be credited to the partial Monthly Basic Rent due for the first month of the Term and the unapplied balance shall be credited against Monthly Basic Rent due for the following month.

        b. In addition to the Monthly Basic Rent set forth in section 7.a. above, Subtenant shall pay Sublandlord (as and when due under the terms of the Prime Lease), as additional rent, all Operating Expenses, as such term is defined in the Prime Lease, due with respect to the Subleased Premises. Operating Expenses shall include, without limitation, property taxes and assessments, landscaping, property management, parking lot, roof, foundation and building maintenance, mechanical, fire system monitoring, pest control, Common Area utilities, and property, liability and, if carried by Master Landlord, earthquake, insurance. Until the Phase II Commencement Date, Subtenant shall only be obligated to pay to Sublandlord that portion of the Operating Expenses allocable to Phase I (based on the relative square footage of Phase I and Phase
II). Following the occurrence of the Phase II Commencement Date, Subtenant shall pay all Operating Expenses due under the Prime Lease.

        c. The terms "Monthly Basic Rent" and "additional rent" are sometimes referred to herein as "Rent" or "rent" and shall include all sums due from Subtenant to Sublandlord under the terms of this Sublease. All Rent shall be payable at the office of the Sublandlord at the following address:

                            Lucent Technologies Inc.
                                475 South Street
                          Morristown, New Jersey 07962
                         Attention: Lease Administration

or at such other address as directed by notice from Sublandlord to Subtenant.

        d. Subtenant shall pay to Sublandlord, concurrently with the execution of this Sublease and in lawful money of the United States of America, a security deposit ("Security Deposit") in the amount of $93,861.60 for the full and faithful performance of Subtenant's obligations under this Sublease. If at any time during the term of this Sublease, Subtenant shall be in default in the payment of Rent or in the performance of any other obligation under this Sublease, Sublandlord may use, apply or retain all or part of the Security Deposit for payment of any amount due Sublandlord or to cure such default or to compensate Sublandlord for any liability, loss, cost, expense or damage (including attorney's fees) which Sublandlord may suffer or incur by reason of Subtenant's defaults. If Sublandlord uses or applies all or any part of the Security Deposit, Subtenant shall, within ten (10) business days of demand, pay to Sublandlord a sum sufficient to restore the Security Deposit to the full amount required by this Sublease. Sublandlord shall have no obligation to segregate the Security Deposit from its general funds or to pay interest in respect thereof. No part of the Security Deposit shall be considered to be held in trust, or to be prepayment of any monies to be paid by Subtenant under this Sublease. If Subtenant performs all of its obligations hereunder, the Security Deposit or such portion thereof as had not theretofore been applied by Sublandlord, shall be returned to Subtenant within fifteen (15) days after the expiration of the term hereof or after Subtenant has vacated the Subleased Premises, whichever is later.

        8.     Intentionally Deleted.

        9.     Intentionally Deleted.

        10.    USE AND CONDITION OF SUBLEASED PREMISES

        a. Subtenant acknowledges that its intended use of the Subleased Premises for biotechnology research and development purposes does not fall within the "Permitted Use" under the Prime Lease. Subtenant cannot engage in any use outside of the Permitted Use unless it has received the prior written consent to such other uses from Prime Landlord and has provided Subtenant with a copy of such prior written consent.

        b. Subtenant acknowledges that: (i) it has been advised by Sublandlord to satisfy itself with respect to the condition of the Subleased Premises (including, without limitation, the HVAC, electrical, plumbing and other mechanical installations, fire sprinkler systems, security, environmental aspects, and compliance with applicable laws, ordinances, rules and regulations) and the present and future suitability of the Subleased Premises for Subtenant's intended use; (ii) Subtenant has had the opportunity to make such inspection and investigation as it deems necessary with reference to such matters; (iii) neither Sublandlord or nor any of Sublandlord's agents has made any oral or written representations or warranties with respect to the condition, suitability or fitness of the Subleased Premises other than as may be specifically set forth in this Sublease; and (iv) neither Sublandlord nor any of Sublandlord's agents has agreed to undertake any alterations, additions, or improvements to or to perform any maintenance or repair of the Subleased Premises prior to or at delivery of possession of the Subleased Premises or during the term of this Sublease, except that Sublandlord shall (i) at Subtenant's sole cost and expense, construct the Subtenant Improvements (as defined below), and (ii) prior to the Phase II Commencement Date, dismantle and remove its computer lab equipment from Phase II. Except for the foregoing, Subtenant accepts the Subleased Premises in its "As-Is" condition existing on the date Subtenant executes this Sublease, subject to all matters of record and applicable laws, ordinances, rules and regulations. Subtenant agrees to reimburse Sublandlord within 30 days after written demand therefor, together with a copy of invoices and other documentation that reasonably supports such costs, for Sublandlord's reasonable, actual, out-of-pocket costs to prepare for the dismantling and removal of, and dismantle and remove, the computer lab equipment from Phase II, which reimbursement obligation shall not exceed $200,000.

        c. Upon the Phase I Commencement Date, Sublandlord shall promptly commence and thereafter diligently pursue to completion the following work ("Phase I Improvements"), at Subtenant's sole cost and expense: (i) installation of a demising wall between Phase I and Phase II (which is needed because Sublandlord will continue to use and occupy Phase II until the Phase II Commencement Date); (ii) close off one door that leads to Phase II and move one door that leads to Phase II, (iii) install security features on the door installed in the demising wall such that Sublandlord can limit Subtenant's access to Phase II while Sublandlord is occupying Phase II, and (iv) re-balance the distribution of electrical service and HVAC service serving Phase I and Phase II such that electrical and HVAC service adequate for Subtenant's and Sublandlord's respective uses in Phase I and Phase II is available. It is estimated that the Phase I Improvements will cost approximately $25,000. Subtenant shall reimburse Sublandlord for all costs incurred by it in completing the Phase I Improvements within 30 days after Sublandlord delivers to Subtenant a bill for such costs, together with a copy of invoices and other documentation that reasonably supports such costs; provided, however, such reimbursement obligation shall not exceed $35,000, and any costs in excess of $35,000 shall be paid by Sublandlord.

        Since Phase I and Phase II will not be separately metered or sub-metered, Subtenant shall pay for all utilities consumed in Phase I and Phase
II. Until the Phase II Commencement Date Sublandlord shall reimburse Subtenant for Sublandlord's proportionate share (based on the relative square footage of Phase I and Phase II) of electrical and HVAC service, provided that Subtenant has given Sublandlord a copy of the utility bills for such service and the calculation showing apportionment of such utility bills between Subtenant and Sublandlord. Sublandlord shall make such reimbursement within 30 days after receiving the utility bills.

        d. Notwithstanding anything to the contrary in this Sublease, Sublandlord warrants that, to its actual knowledge, without investigation, as of the date of this Sublease with respect to Phase I and Phase II (i) Phase I and Phase II comply with all laws, codes, ordinances and other governmental requirements then applicable to Phase I and Phase II, (ii) Phase I and Phase II, including the improvements and equipment located therein, are in good working order, condition and repair, (iii) Phase I and Phase II are free of any Hazardous Materials contamination, and (iv) there are no material physical defects in Phase I and Phase II which would unreasonably interfere with the use of Phase I and Phase II for research and development purposes.

        11.    ALTERATIONS

        Subtenant shall not make alterations, improvements or installations in or to the Subleased Premises without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, and without the prior written consent of Prime Landlord, as provided in the Prime Lease. Any alterations, improvements or installations permitted under this Sublease and the Prime Lease or which are consented to by the Sublandlord and the Prime Landlord shall be made by Subtenant or Subtenant's contractors at the sole cost and expense of Subtenant. All alterations, improvements or installations to the Subleased Premises made by Subtenant shall remain the property of the Prime Landlord and shall be surrendered to the Prime Landlord with the Subleased Premises at the Expiration Date of this Sublease, as set forth in the Prime Lease; provided, however, Subtenant shall remove any or all of such alterations, improvements, or installations, together with the Phase I Improvements and any alterations, improvements or installations made by Sublandlord prior to Subtenant's occupancy of the Subleased Premises, and immediately repair any resulting damage to the Subleased Premises if and to the extent required by Prime Landlord under the Prime Lease at the expiration or earlier termination of this Sublease.

        Under the Consent to Sublease, Prime Landlord is requiring a Restoration Deposit (as defined therein) to secure the restoration obligations under the Prime Lease ("Restoration Obligations"). Subtenant agrees to pay the Restoration Deposit to Prime Landlord, as well as any future restoration deposits that Prime Landlord may require in connection with any future alterations to the Subleased Premises that Subtenant may seek to make (collectively, "Restoration Deposits"). Sublandlord agrees that Subtenant is entitled, upon the expiration of the Term and provided that there has not occurred and is not continuing a material default by Subtenant under this Sublease, to the return of that portion of the Restoration Deposits that has not been applied pursuant to the Consent to Sublease or any future agreements among Sublandlord, Subtenant and Prime Landlord. If this Sublease terminates prior to the expiration of the Term, Subtenant agrees that Prime Landlord shall be entitled to retain the Restoration Deposits until the expiration of the term of the Prime Lease. At that time, (i) if Prime Landlord completes the Restoration Obligations then Subtenant shall be entitled to the return of the unapplied portion of the Restoration Deposits, and
(ii) if Sublandlord completes the Restoration Obligations, then Sublandlord shall be entitled to apply the Restoration Deposits against Sublandlord's actual costs to complete the Restoration Obligations, together with a ten percent (10%) construction management fee to compensate Sublandlord for its time in undertaking the Restoration Obligations. Upon its completion of the Restoration Obligations, Sublandlord shall refund the balance of the Restoration Deposits, if any, to Subtenant, and if Sublandlord's actual costs and construction management fee exceed the amount of the Restoration Deposits, then Subtenant shall reimburse Sublandlord within 20 days after written demand for such excess amounts.

               Subtenant acknowledges that until the Phase II Commencement Date Sublandlord will be continuously operating a computer lab from Phase II. It is of critical importance that Sublandlord's operations in Phase II not be disrupted or interfered with in any manner whatsoever by any alterations, additions or improvements to Phase I made by Subtenant. Accordingly, until the Phase II Commencement Date Subtenant shall not undertake any construction in Phase I without (i) providing Sublandlord with at least 10 days' prior written notice of the date of commencement of any such construction, (ii) establishing and enforcing rules and regulations with its contractors and suppliers such that the construction will not disrupt or interfere with Sublandlord's operations in Phase II, and (iii) allowing Sublandlord and its agents continual access to Phase I and continuing updates concerning such construction so that Sublandlord can evaluate the potential of such construction disrupting or interfering with Sublandlord's operations in Phase II. If at any time during such construction Sublandlord reasonably believes that such construction is disrupting or interfering with, or there is a significant likelihood that such construction will disrupt or interfere with, Sublandlord's operations in Phase II, Sublandlord shall have the right to require Subtenant, at Subtenant's sole cost and expense, to immediately cease the construction or to modify the manner of construction so as to eliminate or reduce the likelihood of any such disruption or interference. Without diminishing any other indemnities given by Subtenant in this Sublease (including all indemnities applicable to Subtenant through the Prime Lease), Subtenant agrees to indemnify, defend and hold Sublandlord, its officers, directors, employees and agents, and each of their respective successors and assigns, harmless from and against all loss, cost, claims, causes of action, expenses, liability and damages of any kind whatsoever threatened against or incurred by such parties as a result of any disruption or interference with Sublandlord's operations in Phase II resulting, directly or indirectly, from Subtenant's construction of any work in Phase I.

        12.    REPAIRS AND MAINTENANCE

        Any repair and maintenance obligations with respect to the Subleased Premises which are the responsibility of the Sublandlord, as tenant under the Prime Lease, shall be performed, in a timely manner, by Subtenant at Subtenant's sole cost and expense. In the event that Prime Landlord is obligated to repair or maintain any portions of the Subleased Premises under the terms of the Prime Lease, Subtenant shall look solely to Prime Landlord for the performance of such obligations. If Subtenant provides Sublandlord with written notice of Prime Landlord's failure to perform any such obligations, Sublandlord shall undertake Enforcement Efforts, whereupon Sublandlord shall not be liable to Subtenant for Prime Landlord's failure to fulfill any such obligations.

        13.    UTILITIES AND SERVICES

        Subtenant shall be entitled to all those services and utilities which Prime Landlord is required to provide under the terms of the Prime Lease; provided, however, that Subtenant shall pay for the costs of all utilities and garbage services provided to or consumed in the Subleased Premises, subject to Sublandlord's obligation to reimburse Subtenant for Sublandlord's Proportionate Share of such costs. Subtenant shall look solely to the Prime Landlord for the provision of those services and utilities which Prime Landlord is required to provide under the terms of the Prime Lease, and, provided that Sublandlord undertakes Enforcement Efforts following receipt of written notice from Subtenant of Prime Landlord's failure to provide such services and utilities, Sublandlord shall not be responsible for Prime Landlord's failure to provide the same. Until the Phase II Commencement Date, Sublandlord shall pay and provide for its own janitorial service for Phase II.

        14.    ASSIGNMENT AND SUBLEASING

        Subtenant shall not have the right to assign this Sublease or sublet the Subleased Premises, in whole or in part, without the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, and without the prior written consent of the Prime Landlord, all under the terms and conditions set forth in the Prime Lease.

        15.    INSURANCE

        Subtenant agrees to comply with all of the insurance requirements and obligations of Sublandlord as set forth in the Prime Lease. In addition to any such insurance requirements and obligations, Subtenant hereby agrees to procure and maintain throughout the term of this Sublease, at its sole costs and expense, environmental remediation insurance for Use of Hazardous Substances (as such term is defined in Section 17 below), which environmental remediation insurance shall be on such terms and underwritten by such companies as are reasonably acceptable to Sublandlord

        16.    SIGNS - BUILDING DIRECTORY

        Subtenant shall have the right to place any sign on the exterior of the Building or in such manner within the Subleased Premises as may be visible from the exterior of the Building only in accordance with the terms and conditions of the Prime Lease. Subtenant shall have the right to place identification signs on its entrance doors to the Subleased Premises in accordance with the terms and conditions of the Prime Lease.

        17.    COMPLIANCE WITH LAWS

        a. In addition to any obligations under the Prime Lease, Subtenant shall promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and municipal Governments and of any and all their Departments and Bureaus applicable to its intended use and occupancy of the Subleased Premises by Subtenant or any subtenant or assignee of Subtenant, for the correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with Subtenant's specific use of the Subleased Premises during the Term or any renewal thereof, including without limitation, all laws relating to environmental matters and the Americans with Disabilities Act, and shall also promptly comply with, and execute all rules, orders and regulations of the Board of Fire Underwriters relating to Subtenant's specific use of the Subleased Premises and promulgated for the prevention of fires (collectively referred to as "Legal Requirements") at its own cost and expense.

        b. Without limiting the generality of Section 17.a above, Subtenant agrees to comply with all Legal Requirements and prudent business practices applicable to Subtenant's use, transportation, storage, disposal, release, discharge or generation (collectively, shall be referred to hereinafter "Use of Hazardous Materials") of any Hazardous Materials in, on, to, under, from or about the Subleased Premises or the Building. Subtenant shall indemnify, defend (by counsel reasonably acceptable to the indemnified party), protect and hold Sublandlord, its officers, directors, employees and agents, and each of their respective successors and assigns, free and harmless from and against any and all claims, demands, causes of action, damages, liabilities, penalties, fines, losses or expenses (including, without limitation, attorneys' fees and costs and court costs), arising from or caused in whole or in part, directly or indirectly, by Subtenant's Use of Hazardous Substances to, in, on, under, about or from the Subleased Premises or Building or Subtenant's failure to comply with any Legal Requirements as set forth above. For purposes of the indemnity provisions hereof, any acts or omissions of Subtenant, or by employees, agents, assignees, contractors or subcontractors of Subtenant or others for whose acts Subtenant is legally responsible or liable (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Subtenant. This indemnification shall include without limitation any diminution in the value of the Subleased Premises or Building, damages for the loss or restriction on use of the Subleased Premises or Building, and remediation expenses. The indemnification contained herein shall survive the expiration or earlier termination of this Sublease.

        c. As used in this Sublease, the term "Hazardous Substances" shall mean hazardous wastes, hazardous chemicals, biological and/or medical waste, flammable or explosive materials, radioactive materials, toxic materials or related materials (whether potentially injurious to persons or property and whether potentially injurious by themselves or in combination with other materials), including, but not limited to, petroleum products or fractions thereof and any waste, chemical, substance or material now or hereafter determined by any federal, state or local governmental agency or authority having jurisdiction to be hazardous to human health or the environment or which is or becomes regulated by such agency or authority (including, but not limited to, those materials listed in the United States Department of Transportation Hazardous Materials Table as amended from time to time), which were released to the environment, including, without limitation, the soil, groundwater and/or air, at the Subleased Premises.

        d. Sublandlord shall have the right, at any time on at least one business day's prior notice, to enter the Subleased Premises, to inspect the same and, at Subtenant's cost and expense, to conduct such tests as Sublandlord reasonably deems appropriate to see if Subtenant is complying with the provisions of Section 17.b. Additionally, Subtenant shall provide Sublandlord on demand with a copy of any permits, manifests, or other documentation that evidences that Subtenant is complying with the provisions of Section 17.b with respect to its Use of Hazardous Materials.

        18.    NON-BINDING MEDIATION

        a. If a dispute arises out of or relates to this Sublease, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through non-binding mediation by submitting the dispute to a sole mediator selected by the parties or, at the option of a party, to mediation by the American Arbitration Association ("AAA"). If such dispute is not resolved by such non-binding mediation, the parties shall have the right to resort to any remedies permitted by law. All defenses based on passage of time shall be tolled during the mediation.

        b. The direct expenses of the mediation, including the compensation and expenses of the mediator and the fees of the AAA, shall be borne equally by the parties. All other costs incurred by the parties to this Sublease, including the parties' legal expenses and their witnesses' expenses, shall be borne by the party incurring the expense. The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence.

        19.    ESTOPPEL CERTIFICATES

        Subtenant agrees that from time to time upon not less than fifteen (15) days prior notice by Sublandlord, Subtenant or its duly authorized representative having knowledge of the following facts will deliver to Sublandlord, or to such person or persons as the Sublandlord may designate, a statement in writing certifying (a) that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the Sublease as modified is in full force and effect); (b) the date to which the Rent and other charges have been paid; (c) that to the best of Subtenant's knowledge, the Sublandlord is not in default under any provision of this Sublease or if in default, the nature thereof in detail. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Subleased Premises. Subtenant's failure to deliver such statement within the specified time shall be conclusive upon Subtenant (a) that this Sublease is in full force and effect, without modification except as may be represented by Sublandlord; (b) that there are no uncured defaults in Sublandlord's performance; and (c) that not more than one month's rent has been paid in advance, or such failure may be considered by Sublandlord as a default by Subtenant under this Sublease.

        20.    SUBORDINATION

        This Sublease shall be subject and subordinate to the Prime Lease, any ground lease and to any mortgage or deed of trust thereon or on the fee simple interest in the Building or the land on which the Building is located.

        21.    CASUALTY AND CONDEMNATION

        If the Prime Lease is terminated with respect to the Subleased Premises pursuant to the casualty and condemnation provisions of the Prime Lease, this Sublease shall automatically terminate at the same time. If the Prime Lease is not terminated with respect to the Subleased Premises upon the occurrence of a casualty or condemnation, the provisions of the Prime Lease with respect to casualty or condemnation shall apply to this Sublease and the Subleased Premises.

        22.    CONSENT OR APPROVAL OF PRIME LANDLORD

        If the consent or approval of Prime Landlord is required under the Prime Lease with respect to any matter relating to the Subleased Premises, Subtenant shall, at its sole costs and expense, directly obtain such consent or approval from the Prime Landlord. Sublandlord shall have no liability to Subtenant for the failure of Prime Landlord to give its consent; however, Sublandlord will cooperate with Subtenant, at Subtenant's sole costs and expense, in any reasonable attempt to obtain Prime Landlord's consent. Provided that Sublandlord undertakes Enforcement Efforts, Sublandlord shall have no liability to Subtenant if the Prime Landlord shall default in the performance of any of its obligations under the Prime Lease or breach any provision of the Prime Lease pertaining to the Subleased Premises.

        23.    NOTICES

        All notices given pursuant to the provisions of this Sublease shall be in writing, addressed to the party to whom notice is given and sent registered or certified mail, return receipt requested, in a postpaid envelope or by nationally recognized overnight delivery service as follows:

                             To Subtenant:

                             2101 Harbor Bay Parkway, Suite 1000
                             Alameda, California 94502
                             Attention:_________________


                             To Sublandlord:
                             Lucent Technologies Inc.
                             475 South Street
                             Morristown, New Jersey 07962
                             Attention: Lease Administrator

with a copy to:              Lucent Technologies Inc.
                             1701 Harbor Bay Parkway
                             Alameda, California 94502
                             Attention: Transaction Manager

        All notices shall be deemed given upon receipt or rejection. Either party by notice to the other may change or add persons and places where notices are to be sent or delivered. In no event shall notice have to be sent on behalf of either party to more than three (3) persons.

        24.    BROKERS

        The parties warrant that they have had no dealings with any real estate broker or agent in connection with this Sublease, except that Sublandlord has engaged Cushman & Wakefield to represent it in this transaction and Subtenant has engaged Mr. Chuck Campagnet of Colliers Parrish to represent it in this transaction (collectively, the "Broker(s)"). Each party covenants to pay, hold harmless and indemnify the other from and against any and all costs, expenses or liabilities for any compensation, commissions and charges claimed by any other broker or agent with respect to this Sublease or the negotiation thereof, based upon alleged dealings with the indemnifying party.

        25.    SUBLANDLORD'S AND SUBTENANT'S POWER TO EXECUTE

        Sublandlord and Subtenant covenant, warrant and represent that they have full power and proper authority to execute this Sublease.

        26.    CONSENT TO SUBLEASE BY PRIME LANDLORD

        This Sublease shall not become operative until and unless the Prime Landlord has given to Sublandlord its consent hereto and to all matters related to this Sublease for which Prime Landlord's consent is required pursuant to the Prime Lease, including but not limited to Subtenant's intended use of the Subleased Premises and Subtenant's construction of the Subtenant Improvements. Sublandlord shall use commercially reasonable efforts to obtain the consent of the Prime Landlord, however, Sublandlord shall not be responsible for Prime Landlord's failure to consent to this Sublease or other matters related thereto. Should Prime Landlord not so consent, each party shall be released from all obligations with respect hereto and neither party shall have any further rights in law or in equity with respect to this Sublease.

        27.    HOLDOVER

        Subtenant covenants and agrees that, notwithstanding Section 12 of the Prime Lease, Subtenant shall not hold over after the expiration or earlier termination of this Sublease without the express prior written consent of Sublandlord or the Prime Landlord. In the event that Subtenant does hold over without such consent, Subtenant shall become a tenant at sufferance and shall pay Sublandlord a monthly rent equal to two hundred percent (200%) of the Monthly Basic Rent in effect during the last thirty (30) days of the Term. In addition to the foregoing monthly rent, Subtenant shall be liable to Sublandlord for any and all amounts due and owing pursuant to the terms and provisions of
Section 12 of the Prime Lease.

        28.    DEFAULT AND REMEDIES

        a. The occurrence of any one or more of the following events shall constitute a material default and breach of this Sublease by Subtenant: (i) any act or omission which constitutes a default under the Prime Lease; (ii) the failure by Subtenant to make any payment of rent or any other payment required to be made by Subtenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Sublandlord to Subtenant; and (iii) the failure by Subtenant to perform any of the covenants, conditions or provisions of this Sublease, where such failure shall continue for a period of thirty (30) days after written notice thereof from Sublandlord to Subtenant, provided, however, that if the nature of such failure is such that it cannot reasonably be cured within said 30 day period, then Subtenant shall be deemed not to be in default, provided Subtenant commences to cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

        b. In the event of any such material default by Subtenant, Sublandlord shall have all of the rights and remedies available to Prime Landlord under
Section 24 of the Prime Lease (including without limitation Section 24.5), except that the term "Landlord" therein shall be deemed to refer to Sublandlord and the term "Tenant" therein shall be deemed to refer to Subtenant. Sublandlord may at any time after a material default by Subtenant, with or without notice or demand, exercise any of such rights or remedies available to Sublandlord.

        29.    ENTIRE AGREEMENT

        This Sublease (which includes each of the Exhibits attached hereto) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Sublease. This Sublease may not be changed, modified, terminated or discharged, in whole or in part, nor any of its provisions waived except by a written instrument which (a) shall expressly refer to this Sublease and (b) shall be executed by the party against whom enforcement of the change, modification, termination, discharge or waiver shall be sought.

        30.    TABLE OF CONTENTS - CAPTIONS

        The Table of Contents and the captions appearing in this Sublease are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the sections of this Sublease nor in any way affect this Sublease.

        31.    SURVIVAL

        The covenants, indemnities and other obligations contained in this Sublease shall survive the expiration of the Term or earlier termination of this Sublease.

        IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be properly executed as of the day and year first above written.

ATTEST/WITNESS:                             SUBLANDLORD

                                            LUCENT TECHNOLOGIES INC.,
                                            a Delaware corporation

By:  /s/ Daniel E. Carrick                  By:  /s/ Deborah J. Quok     (SEAL)
   --------------------------------            --------------------------

Daniel E. Carrick Paralegal                 Deborah J. Quok, Transaction Manager
-----------------------------------         ------------------------------------
Name and Title                              Name and Title

ATTEST/WITNESS:                             SUBTENANT

                                            AVIGEN, INC.,
                                            a Delaware corporation


                                            By: /s/ John Monahan         (SEAL)
-----------------------------------            --------------------------

                                                  John Monahan, CEO
-----------------------------------         -----------------------------
Name and Title                              Name and Title

                            CONSENT OF PRIME LANDLORD

        Prime Landlord executes this Sublease to evidence its consent to the Sublease and to the provisions herein set forth.

ATTEST/WITNESS:                             PRIME LANDLORD

                                            ARE-1201 HARBOR BAY, LLC,
                                            a Delaware limited liability company


                                            By:
-----------------------------------            ---------------------------------

-----------------------------------         ------------------------------------
Name and Title                              Name and Title

                                    EXHIBIT A

                        Description of Subleased Premises

[Graphic depicting a floor plan for suite 150 of the building located at 1201 Harbor Bay Parkway, Alameda, Ca.]

EXHIBIT B

Intentionally Deleted.

                                    EXHIBIT C

                                   Prime Lease

A copy of the document that comprises Exhibit C will be provided supplementally to the Commission upon request.

                               CONSENT TO SUBLEASE

        This Consent to Sublease (this "CONSENT") is made as of February 10, 2000, by ARE - 1201 HARBOR BAY LLC, a Delaware limited liability company, having an address of 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101 ("LANDLORD"), LUCENT TECHNOLOGIES INC. a Delaware corporation, having an address of 475 South Street, Morristown, New Jersey 07962 ("TENANT"), AND AVIGEN, INC., a Delaware corporation, having an address of 1201 Harbor Bay Parkway, Alameda, California 94502 ("SUBLESSEE") with reference to the following Recitals.

                                 R E C I T A L S

           A. Landlord and Ascend Communications, Inc. ("ASCEND") entered into that certain Lease (the "Lease") dated June 1, 1998, wherein Landlord leased to Ascend certain premises (the "PREMISES") consisting of approximately 22,348 rentable square feet in the building located at 1201 Harbor Bay Parkway, Alameda, California, as more particularly described in the Lease. Ascend was acquired by Tenant as of October 1, 1999.

           B. Tenant desires to sublease to Sublessee the Premises in two phases, the first of which consists of 15,348 rentable square feet (the "PHASE I SUBLEASED PREMISES") and the second of which consists of 7.000 rentable square feet (the "PHASE 11 SUBLEASED PREMISES" and with the Phase I Subleased Premises the "SUBLEASED PREMISES") all as more particularly described in and pursuant to the provisions of that certain Sublease dated as of February 1, 2000 (the "SUBLEASE"), a copy of which is attached hereto.

           C. Tenant desires to obtain Landlord's consent to the Sublease.

        NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to:

               (a)    the sublease of the Subleased Premises to Sublessee,

               (b) notwithstanding the restrictions contained in the Lease, Sublessee's use of the Subleased Premises for research and development laboratory, related office and other related uses consistent with the character of the Project;

               (c) the installation of the alterations being made to the Subleased

                      Premises in connection with the Sublease (the "Sublease Improvements"),

such consent being subject to and upon the following terms and conditions to which Tenant and Sublessee hereby agree:

        1. All initially capitalized terms not otherwise defined in this Consent shall have the meanings set forth in the Lease unless the context clearly indicates otherwise.

        2. This Consent shall not be effective and the Sublease shall not be valid nor shall Sublessee take possession of the Subleased Premises unless and until Landlord shall have received: (a) a fully executed counterpart of the Sublease, (b) a fully executed counterpart of this

Consent, and (c) reimbursement from Tenant for all of Landlord's costs and expenses in preparing and negotiating this Consent and the documents described herein, not to exceed $2,500.

        3. Landlord's consent set forth herein is subject to the following additional conditions:

           (a) Landlord shall have received and approved the plans and specifications for Sublessee's proposed alterations, additions or improvements to be made in connection with Sublessee's occupancy of the Subleased Premises (collectively, "Sublease Improvements"): provided, however, that Tenant and Sublessee hereby acknowledge and agree that notwithstanding anything to the contrary contained in the Lease, Landlord shall have the right to require that the Sublease Improvements be removed at the expiration or earlier termination of the Lease at no cost or expense to Landlord and that the Subleased Premises be fully restored to their condition prior to the installation of such Sublease Improvements with all damage occasioned by such removal being fully repaired, provided, however, that if upon any such expiration or earlier termination of the Lease (i) Sublessee immediately succeeds to Tenant's interest in the Subleased Premises, and (ii) Landlord continues to hold the Restoration Deposit, as defined below, Landlord shall not require the removal of the Sublease Improvements upon any such expiration or earlier termination of the Lease.

           (b) Landlord shall have received a restoration deposit in the amount of $30 per rentable square foot of the Sublease Improvements ("RESTORATION DEPOSIT"), which shall be held by Landlord against the obligation of Tenant to restore the Premises to their condition existing before the construction of the Sublease Improvements. Such Restoration Deposit shall be held by Landlord as security for the performance of Tenant's restoration obligations under the Lease. The Restoration Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon Tenant's failure, following an election by Landlord to require removal of the Sublease Improvement to remove such Sublease Improvements and to restore the Sublease Premises to their condition existing before the construction of the Sublease Improvements, Landlord may use all or part of the Restoration Deposit to cause such removal and restoration, without prejudice to any other remedy provided herein or provided by law. Landlord's obligation respecting the Restoration Deposit is that of a debtor, not a trustee-, no interest shall accrue thereon. The Restoration Deposit shall be the property of Landlord, but shall be paid to Tenant when Tenant's obligations under this Lease have been completely fulfilled. Landlord shall be released from any obligation with respect to the Restoration Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord's obligations under this
Section 3(b). Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises. If Tenant shall fully perform the provisions of Section 3(a) hereof, the Restoration Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 90 days after the expiration or earlier termination of this Lease. Following any use by Landlord of the Restoration Deposit to remove such Sublease Improvements, any remaining balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder).

           (c) Landlord shall have received and approved a Hazardous Materials List and all Documents relating to Sublessee's proposed use of the Subleased Premises; and

           (d) The Lease shall be amended by adding the following to the end of the second grammatical sentence of Section 17.1

           "including, without limitation, requiring a Restoration Deposit (as such term is defined in that certain Consent to Sublease dated as of February 10, 2000, by and among Landlord, Tenant, and Avigen, Inc.), in connection with any such Permitted Alteration which, in Landlord's reasonable opinion, substantially destroy the office improvements existing in the Lucent Space as of the date hereof."

           (e) The Lease shall be amended by deleting Section 40 of the Lease and substituting the following therefor.

"40.       ENVIRONMENTAL REQUIREMENTS.

"(a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Project in violation of applicable law by Tenant, its agents, employees. contractors or invitees. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials Is brought into the Premises by anyone other than Landlord and Landlord's employees agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises or any portion of the Project, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space in the Premises or the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable law as are necessary to return the Premises, the Project or any adjacent property to the condition as nearly as economically practicable to the condition existing prior to the time of such contamination, but in no event leaving more residual contamination than permitted by law, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

" (b) BUSINESS. Landlord acknowledges that it is not the intent of this Section 40 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable governmental requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be present on the Premises and setting forth any and all governmental approvals or permits required in connection with the presence of such Hazardous Materials on the Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the handling, use, storage, disposal and emission of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a governmental agency: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any laws; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord's sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local governmental agencies and authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant's business should such information become possessed by Tenant's competitors.

"(c) TENANT REPRESENTATION AND WARRANTY. Avigen hereby represents and warrants to Landlord that (i) neither Avigen nor any of its legal predecessors has been required by any prior landlord, lender or governmental authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Avigen or such predecessor or resulted from Avigen's or such predecessor's action or use of the property in question, and (ii) Avigen is not subject to any enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Materials. If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord's sole and absolute discretion.

"(d) INSPECTION RIGHTS. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination has occurred as a result of Tenant's use. Tenant shall be required to pay the cost of such annual test of the Premises, provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time pursuant to Section 31.3, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant's use of the Premises. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

"(e) UNDERGROUND TANKS. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall monitor such storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal law, as such now exists or may hereafter be adopted or amended in connection with the use, maintenance, operation and closure of such storage tanks.

"(f) TENANT'S OBLIGATIONS. Tenant's obligations under this Section 40 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials as required pursuant to Tenant's obligations hereunder and the release and termination of any licenses or permits held by Tenant or any person claiming by or through Tenant restricting the use of the Premises, Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

"(g) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response; Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom "

(f) The Lease shall be amended by deleting the entire Right to Extend Term Addendum.

(g) Landlord neither approves nor disapproves the terms, conditions and agreements contained in the Sublease, all of which shall be subordinate and at all times subject to (a) all of the covenants, agreements, terms, provisions and conditions contained in the Lease, (b) superior ground leases, mortgages, deeds of trust, or any other hypothecation or security now existing or hereafter placed upon the real property of which the Premises are a part and to any and all advances secured thereby and to all renewals, modifications, consolidations, replacements and extensions thereof, and (c) all matters of record affecting the Premises and all laws, ordinances and regulations now or hereafter affecting the Premises.

4.         Nothing contained in the Sublease shall be construed to:

           (a) modify, waive, impair, or affect any of the terms, covenants or conditions contained in the Lease (including Tenants obligation to obtain any required consents for any other or future sublettings), or to waive any breach thereof, or any rights or remedies of Landlord under the Lease against any person, firm, association or corporation liable for the performance thereof, or to enlarge or increase Landlord's obligations or liabilities under the Lease (including, without limitation, any liability to Sublessee for any portion of the security deposit held by Tenant under the Sublease), and all terms, covenants and conditions of the Lease are hereby declared by each of Landlord and Tenant to be in full force and effect; or

           (b) require Landlord to accept any payments from Sublessee on behalf of Tenant;

In addition Tenant shall remain liable and responsible for the due keeping. performance and observance of all the terms, covenants and conditions set forth in the Lease on the part of the Tenant to be kept, performed and observed and for the payment of the annual rent. additional rent and all other sums now and hereafter becoming payable thereunder for all of the Premises, including, without limitation, the Subleased Premises.

5          Notwithstanding anything in the Sublease to the contrary:

           (a) Sublessee does hereby expressly assume and agree to be bound by and to perform and comply with, for the benefit of Landlord, each and every obligation of Tenant under the Lease to the extent applicable to the Subleased Premises, other than the obligation to pay Rent to Landlord. Landlord and Sublessee each hereby release the other, and waive their respective rights of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party to the extent of such insurance and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof. Nothing herein shall, as between Tenant and Sublessee, modify, alter or affect any of the terms of the Sublease.

           (b) Tenant and Sublessee agree to each of the terms and conditions of this Consent, and upon any conflict between the terms of the Sublease and this Consent, the terms of this Consent shall control.

           (c) The Sublease shall be deemed and agreed to be a sublease only and not an assignment and there shall be no further subletting or assignment of all or any portion of the Premises demised under the Lease (including the Subleased Premises demised by the Sublease) except in accordance with the terms and conditions of the Lease.

           (d) If Landlord terminates the Lease as a result of a default It by Tenant thereunder or the Lease terminates for any other reason, the Sublease shall automatically terminate concurrently therewith, provided, however, if Landlord elects, in its sole and absolute discretion and without obligation, exercisable by giving written notice to Sublessee within 7 days of such termination (a "REINSTATEMENT NOTICE"), to reinstate the Sublease and Sublessee shall attorn to Landlord, in which case the Sublease shall become and be deemed to be a direct lease between Landlord and Sublessee. If Landlord exercises the option provided under this section, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the Reinstatement Notice through the expiration or earlier termination of the Sublease, but Landlord shall not (a) be liable for more than 1 month's rent or any security deposit paid by Sublessee (except to the extent actually delivered to Landlord), (b) be liable for any prior act or omission of Tenant under the Lease prior to the Reinstatement Notice or for any other defaults of Tenant under the Sublease prior to the Reinstatement Notice, (c) be subject to any defenses or offsets previously accrued which Sublessee may have against Tenant for any period prior to the Reinstatement Notice, or (d) be bound by any changes or modifications made to the Sublease without the prior written consent of Landlord.

           (e) Tenant and Sublessee acknowledge and agree that if Tenant or Landlord elects to terminate the Lease pursuant to the terms thereof, Landlord shall have no responsibility, liability or obligation to Sublessee, and the Sublease shall terminate except as expressly provided in Section 6(d) above

6. Any act or omission of Sublessee or anyone claiming under or through Sublessee that violates any of the provisions of the Lease shall be deemed a violation of the Lease by Tenant.

7. Upon a default by Tenant under the Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else liable under the Lease or the Sublease without first exhausting Landlord's remedies against any other person or entity liable thereon to Landlord. If Landlord gives Sublessee notice that Tenant is in default under the Lease, Sublessee shall thereafter make directly to Landlord all payments otherwise due Tenant, which payments will be received by Landlord without any liability to Landlord except to credit such payments against amounts due under the Lease. The mention in this Consent of any particular remedy shall not preclude Landlord from any other remedy in law or in equity.

8. Tenant shall pay any broker commissions or fees that may be payable as a result of the Sublease and Tenant hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising there from or from any other commissions or fees payable in connection with the Sublease which result from the actions of Tenant. Sublessee hereby indemnifies and agrees to hold Landlord harmless from and against any loss or liability arising from any commissions or fees payable in connection with the Sublease which result from the actions of Sublessee.

9. Tenant and Sublessee agree that the Sublease will not be modified or amended in any way without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant and Sublessee hereby agree that it shall be reasonable for Landlord to withhold its consent to any modification or amendment of the Sublease which would change the permitted use of the Subleased Premises or which would affect Landlord's status as a real estate investment trust. Any modification or amendment of the Sublease without Landlord's prior written consent shall be void and of no force or effect.

10. This Consent may not be changed orally, but only by an agreement in writing signed by Landlord and the party against whom enforcement of any change is sought.

11. This Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument.

12. This Consent and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the internal laws of the State in which the Property is located, without regard to its principles of conflicts of law.

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

        IN WITNESS WHEREOF, Landlord, Tenant and Sublessee have caused their duly authorized representatives to execute this Consent as of the date first above written.

LANDLORD:                          ARE - 1201 HARBOR BAY LLC,
                                   a Delaware limited liability company

                                   BY: ARE - QRS Corp., a Maryland corporation, Its managing member

                                   By:   /s/ Lynn Anne Shapiro
                                        ----------------------------------------
                                   Its:    General Counsel
                                        ----------------------------------------

TENANT:                            LUCENT TECHNOLOGIES, INC.,
                                   a Delaware corporation

                                   By:   /s/  illegible
                                        ----------------------------------------
                                   Its:    Transaction Manager
                                        ----------------------------------------

SUBLESSEE:                         AVIGEN, INC.,
                                   a Delaware corporation

                                   By:   /s/ John Monahan
                                        ----------------------------------------
                                   Its:    CEO and President
                                        ----------------------------------------